UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 25, 2008
PACKETPORT.COM, Inc.
(Exact name of registrant as specified in its charter)
Nevada	0-19705	13-3469932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2236 Cathedral Avenue, Washington, D.C.		20008
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(202) 470 3434
587 Connecticut Ave., Norwalk, CT 06854
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.01.	Changes in Control of Registrant.

On February 25, 2008, Wyndstorm Corporation announced a reverse merger into PacketPort.Com.

On February 19, 2008, PacketPort.Com, Inc. (previously PKPT/OTC.BB), conducted a shareholder vote by proxy with the conclusion being approval of the merger of Wyndstorm and PacketPort.Com. The company is now trading as PKCM/OTC.BB. The terms of the merger include

•	A 1:20 reverse split
•	Issuance of 14, 978, 313 million post-reverse-split common shares to Wyndstorm shareholders giving them 86% control of PacketPort.Com.
•	Resignation of all management and Board of PacketPort.Com.
•	Approval of only Marian Sabety as the sole Director of the Company.

Closing is anticipated to occur before February 28, 2008. As soon as practicable, the name of the company shall be changed to Wyndstorm Corporation and a new OTC BB symbol will be issued.

As a result of the reverse merger into PacketPort.Com, Marian Sabety, Founder, President, and CEO of Wyndstorm, has been approved as Director and Chairman of the Board of PacketPort.Com.

This transaction will enable the company’s common stock to begin trading on the Over-The-Counter (OTC) Bulletin Board. Working with Source Capital Group (SCG) in Westport, CT, for investment banking services Wyndstorm expects to raise between $8-10 Million. Wyndstorm has over $8 Million in contract backlog, over the upcoming 24 months, and seeks to build-out implementation and sales support resources to meet their demand.

“This is a significant step in the growth of our company, and we are pleased to leverage the public financial markets to fund our expansion. In the last 3 months, we have contracted with 4 communities to build, host, and provide launch support for uniquely targeted social network solutions. This financing is critical to continue our growth and execute our strategy, maintaining our leadership position in providing online interactive entertainment as a high traffic draw to social network-based marketing programs,” said Marian Sabety, President and CEO of Wyndstorm Corporation. “Capital will be used to expand our sales support requirements and meet the explosive demand posed by interest in our social network offerings. We will also expand our end-to-end customized social network applications as we meet the demand for our one-stop social network set-up and management program support.”

Item 8.01	Other Events.

LETTER OF INTENT TO ACQUIRE PRESENTATION CONCEPTS CORPORATION

Separately, Wyndstorm has entered into a letter of intent (LOI) to acquire Presentation Concepts Corp. (PCC), a Syracuse, New York-based multimedia global services company targeting the commercial, government, and education markets.  PCC offers Web media development, Web hosting, video streaming, audio/visual sales, and rental, service and installation of high-tech audio/visual equipment.  PCC is expanding nationwide through a Web media initiative, thereby attracting an increasing number of brand name accounts, including Lockheed Martin, Cornell University, Binghamton University, Raymore & Flanigan, GM, and Blue Cross/Blue Shield, to name a few.  The company generated 2007 revenues and EBITDA of $6.4MM and $654k, to be confirmed with upcoming audit.   Wyndstorm is paying a total consideration of $2.9MM, including $2.5MM in cash and/or debt assumption and the issuance of $400,000 in common stock.  PCC’s Founder and President, Joseph Musumeci, will remain with Wyndstorm to run PCC as a stand-alone division.  Wyndstorm expects the transaction to be immediately accretive to earnings.

RECENT CONTRACT WIN

Wyndstorm has been awarded a contract to provide the redesign and rebuilding of a social network for Oddpodz. Oddpodz, a social network targeting creatives, was unable to generate the online marketing results they anticipated, due to technical shortcomings of the system they had built for them in 2007. Oddpodz awarded Wyndstorm a 12-month contract to rebuild their social network while it remains in-service. Simultaneous to rebuilding this site, Wyndstorm is also kick-starting a complex online marketing program in order to increase site visitor traffic and social network sign-ups.

DEPLOYMENT OF RIPLOUNGE – A NEXT-GENERATION COMPETITOR TO SECOND LIFE

Wyndstorm also announces the completion of RipLounge, as leading edge interactive entertainment social network, that is now undergoing internal alpha testing. This project is based on a contract awarded by Seed Corn Advertising, an online marketing company, headquartered in Los Angeles, CA. Consumer launch of RipLounge is expected in early March, 2008. RipLounge is a tightly integrated combination of a 3-D virtual world, with interactive entertainment between talking avatars which can navigate to different places within RipLounge (beach, yacht, or bar scene), and talk, dance, our listen to music—with all the additional features of a social network. In addition, RipLounge provides audio-video talking between members for free. More importantly, no software download is required to play with your friends in RipLounge. A preview is at www.riplounge.com.

SALES AND MARKETING EXPANSION

Wyndstorm also announces the appointment of Brain Tattoo Branding (www.braintattoo.com) as a strategic partner to provide branding and market positioning expertise to Wyndstorm’s clientele to enrich the results of online marketing. Led by Karen Post, author of Brain Tattoos—Creating Unique Brands, this strategic partnership will enable Wyndstorm to provide end-to-end Marketing support for online programs, including branding, positioning, design, build, search engine management, and hosting of social network and interactive online viral marketing initiatives.

Wyndstorm also announces the appointment of BroadReach Partners, Inc., (www.broadreachpartnersinc.com) as a strategic partner to provide direct sales services, targeting Fortune 1000 the top-tier online retailers. BroadReach Partners has a longstanding reputation for conducting effective sales campaigns to C-level targets, based on a highly seasoned team that operates as an extension of our sales and marketing team. BroadReach Partners provides these services to clients such as Ariba, Ilog, InfoMedics, Deloitte & Touche, Cap Gemini Ernst & Young, Perot Systems, CSC, and others.

About Wyndstorm Corporation

Wyndstorm Corporation provides end-to-end technology and online marketing services, including design, build, hosting, and online marketing support. We specialize in social media, gaming, online entertainment, and ecommerce web solutions. Wyndstorm utilizes their pre-built application provide speed-to-market turn-key solutions for launching online marketing programs utilizing leading techniques, including 3-D virtual worlds, advergaming, interactive entertainment, and social network-based viral marketing. Our goal is to provide our clients with the best methods to increase user value and achieve desired business results. Simply put, Wyndstorm transforms ideas into revenues.    For more information about Wyndstorm Corporation, visit www.wyndstorm.com.

The information contained herein contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Wyndstorm’s future performance, statements of Wyndstorm’s plans and objectives, and other similar statements. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Wyndstorm believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date hereof, and Wyndstorm expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKETPORT.COM, INC.
(Registrant)
Date	February 25, 2008	/s/Marian F. Sabety
(Signature)[1]

Marian F. Sabety

Director